Filed Pursuant to Rule 497(a)

Registration No. 333-261239

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer:	RiverNorth Opportunities Fund Inc. (Ticker: “RIV”)
Security:	Series A Cumulative Preferred Stock
Size:	$50mm (2mm shares)
Exp ratings:	Moodys: A1*
Format:	SEC Registered
Maturity:	Perpetual
Price Talk:	6.00% area
Offer Price:	$25.00 per share
Pay Dates:	Quarterly, on the 15th February, May, August, November
First Pay:	May 15, 2022
Optional Redemption:	May 15, 2027 or anytime thereafter. The Fund reserves the right, however, to redeem the Series A Preferred Stock at any time if it is necessary, in the judgment of the Board, to maintain its status as a regulated investment company (see red for details)
UOP:	The Fund intends to use the net proceeds from the sale of the Perpetual Preferred Shares to invest in accordance with its investment objective and policies as stated in the accompanying Prospectus, to repay borrowings under the Credit Facility and for general working capital purposes. Any net proceeds from the sale of the Perpetual Preferred Shares that increases the Fund’s leverage will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable after completion of the offering.
DRD/QDI:	No, see red for details
CAD:	No
Listing:	New York Stock Exchange
Marketing:	www.netroadshow.com/nrs/home/#!/?show=cb988e34 or visit www.netroadshow.com and enter the entry code: RIV3809 (not case-sensitive)
Bookrunners:	UBS (physical), MS, RBCCM
Settle:	T+ 5
Timing:	Today’s Business

*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors should consider the Fund’s investment objective, risks, and expenses carefully before investing. The prospectus and the preliminary prospectus supplement for this offering contains this and other information about the Fund and should be read carefully before investing.

The issuer has filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus and the preliminary prospectus supplement for this offering and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the prospectus and preliminary prospectus supplement from UBS Securities LLC by calling 1-888-827-7275, from Morgan Stanley & Co. LLC by calling 1-866-718-1649 or from RBC Capital Markets, LLC by calling 1-866-375-6829 or by email at rbcnyfixedincomeprospectus@rbccm.com.

Disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.